EXHIBIT 10.2

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT (this "Amendment") is made and entered into as of January 29, 2008 (the "Effective Date") between the FEDERAL HOME LOAN BANK OF CHICAGO (the "Bank") and John Stocchetti (the "Employee").

RECITALS:

A. The Bank and the Employee are parties to that certain Employment Agreement dated as of January 2, 2008 (the "Agreement"); and

B. The parties wish to amend the Agreement in one respect.

NOW, THEREFORE, in consideration of the premises and the continuing covenants and agreements of the parties, it is agreed as follows:

1. Section 1 of the Agreement is amended by amending the definition of "Term of the Agreement" in its entirety to read as follows:

"Term of the Agreement" means three (3) years, commencing January 2, 2008.
  Except as amended by this document, the Agreement, shall remain in full force and effect and is hereby ratified, approved, and confirmed in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

FEDERAL HOME LOAN BANK OF CHICAGO	EMPLOYEE

By: /s/ J. Mikesell Thomas	/s/ John Stocchetti
Name: J. Mikesell Thomas	John Stocchetti
Title: President & CEO